                                                                    EXHIBIT 10.2

--------------------------------------------------------------------------------




                             VW CREDIT LEASING, LTD.

                       TRANSACTION SUBI SUPPLEMENT 2002-A
                         TO ORIGINATION TRUST AGREEMENT

                                     Between

                                VW CREDIT, INC.,
                       As Settlor And Initial Beneficiary

                                       And

                         U.S. BANK NATIONAL ASSOCIATION,
             As Administrative Trustee, UTI Trustee And SUBI Trustee

                         Dated as of November [ ], 2002

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                                          PAGE
                                                                                          ----
PART X         DEFINITIONS; THIRD-PARTY BENEFICIARIES.......................................2

        Section 10.1      Definitions.......................................................2

        Section 10.2      Third-Party Beneficiaries.........................................3

PART XI        CREATION OF THE TRANSACTION SUBI.............................................3

        Section 11.1      Initial Creation of Transaction SUBI Portfolio and
                          Transaction SUBI..................................................3

        Section 11.2      Subsequent Removals From the Transaction SUBI Portfolio...........3

        Section 11.3      Issuance and Form of Transaction SUBI Certificate.................4

        Section 11.4      Filings; Termination of Transaction SUBI; Related Matters.........4

        Section 11.5      Acceptance by SUBI Trustee........................................5

        Section 11.6      Representations and Warranties of SUBI Trustee....................5

PART XII       ASSIGNMENT OF THE TRANSACTION SUBI...........................................6

        Section 12.1      Assignment........................................................6

PART XIII      MISCELLANEOUS PROVISIONS.....................................................7

        Section 13.1      Amendment, Etc....................................................7

        Section 13.2      Governing Law.....................................................8

        Section 13.3      Notices...........................................................8

        Section 13.4      Severability of Provisions........................................8

        Section 13.5      Effect of Transaction SUBI Supplement on Origination Trust
                          Agreement and Transaction Documents...............................9

        Section 13.6      Each SUBI Separate; Assignees of SUBI.............................9

        Section 13.7      No Petition; Release of Claims...................................10

        Section 13.8      Tax Matters......................................................10

        Section 13.9      ENTIRE AGREEMENT.................................................10

        Section 13.10     Submission to Jurisdiction.......................................11


                       TRANSACTION SUBI SUPPLEMENT 2002-A
                         TO ORIGINATION TRUST AGREEMENT

        THIS TRANSACTION SUBI SUPPLEMENT 2002-A TO ORIGINATION TRUST AGREEMENT (as amended, modified or supplemented from time to time, the "Transaction SUBI Supplement"), dated and effective as of November [ ], 2002, is between VW CREDIT, INC., a Delaware corporation ("VCI"; in its capacity as settlor, the "Settlor"; or in its capacity as initial beneficiary, the "Initial Beneficiary"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as successor to U.S. Bank Trust National Association, as administrative trustee (in such capacity, together with any successor or permitted assign, the "Administrative Trustee"), as UTI trustee (in such capacity, together with any successor or permitted assign, the "UTI Trustee") and as trustee with respect to the Transaction SUBI (in such capacity, together with any successor or permitted assign, the "SUBI Trustee"; together with the UTI Trustee, the Administrative Trustee and Wilmington Trust Company, as Delaware Trustee (the "Delaware Trustee"), the "Origination Trustees").

                                    RECITALS

        A. The Settlor, the UTI Trustee, the Administrative Trustee and the Delaware Trustee have entered into that certain Trust Agreement dated as of June 2, 1999 (as modified, supplemented or amended from time to time, the "Origination Trust Agreement") pursuant to which the Settlor formed VW Credit Leasing, Ltd., a Delaware statutory trust (the "Origination Trust") for the purpose of acting as agent and nominee owner of various Origination Trust Assets in accordance with the Origination Trust Agreement.

        B. The Origination Trust and VCI, as servicer (in its capacity as servicer, the "Servicer"), also have entered into that certain Servicing Agreement dated as of June 22, 1999 and as amended and restated as of December 21, 2000 (as modified, supplemented or amended from time to time, the "Servicing Agreement"), which provides, among other things, for the servicing of the Origination Trust Assets by the Servicer.

        C. The Origination Trust Agreement contemplates that from time to time the UTI Trustee, on behalf of the Origination Trust and at the direction of the Initial Beneficiary, will identify and allocate on the Origination Trust's books and records certain Origination Trust Assets from the Undivided Trust Interest to separate SUBI Portfolios and will create and issue Certificates to the Initial Beneficiary representing separate special units of beneficial interest in the Origination Trust or "SUBIs", the beneficiary or beneficiaries of which will hold an exclusive 100% undivided beneficial ownership interest in the related SUBI Portfolios, all as set forth in the Origination Trust Agreement.

        D. The parties hereto desire to supplement the terms of the Origination Trust Agreement (i) to cause the UTI Trustee to identify and allocate Origination Trust Assets to a SUBI Portfolio (the "Transaction SUBI Portfolio"), which shall consist of Transaction Units consisting of Transaction Leases, Transaction Vehicles and the associated Related Rights, (ii) to create and issue to the Initial Beneficiary a SUBI Certificate (such SUBI Certificate, together with any replacements thereof, the "Transaction SUBI Certificate") that will evidence and represent the entire and exclusive beneficial ownership interest in the related SUBI (the

"Transaction SUBI") and the interests in the SUBI Portfolio represented thereby,
(iii) to provide for the Origination Trust's continued holding of record title to the Transaction SUBI Portfolio (including the Transaction Vehicles) as agent and nominee for (and solely for the benefit of) the holder of the Transaction SUBI Certificate, and (iv) to set forth the terms and conditions thereof.

        E. Concurrently herewith, (i) VCI and Volkswagen Auto Lease Underwritten Funding, LLC, a Delaware limited liability company (the "Transferor"), are entering into a SUBI Sale Agreement, pursuant to which the Transferor will purchase the Transaction SUBI and (ii) the Transferor and Volkswagen Auto Lease Trust 2002-A, a Delaware common law trust (the "Issuer"), are entering into a SUBI Transfer Agreement, pursuant to which the Transferor will transfer the Transaction SUBI to the Issuer.

        F. Concurrently herewith, the Issuer is entering into an asset-backed financing transaction pursuant to, among other agreements, an Indenture dated as of the date hereof (the "Indenture") between the Issuer and The Bank of New York, as indenture trustee (the "Indenture Trustee"), pursuant to which, among other things, the Issuer will issue notes and will grant a security interest to the Indenture Trustee in certain of its assets, including the Transaction SUBI.

        G. Also concurrently herewith, the Origination Trust, the Servicer and the SUBI Trustee are entering into that certain Transaction SUBI Supplement 2002-A to Servicing Agreement (as amended, modified or supplemented from time to time, the "Transaction SUBI Servicing Supplement") pursuant to which, among other things, the terms of the Servicing Agreement will be supplemented insofar as they apply to the Transaction SUBI Portfolio, providing for specific servicing obligations.

           NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and in the Origination Trust Agreement, the parties hereto agree to the following supplemental obligations with regard to the Transaction SUBI Portfolio:

                                     PART X

                     DEFINITIONS; THIRD-PARTY BENEFICIARIES

        Section 10.1  Definitions.

        For all purposes of this Transaction SUBI Supplement, except as otherwise expressly provided or unless the context otherwise requires, (a) unless otherwise defined herein, all capitalized terms used herein shall have the meanings attributed to them in Appendix A to the Indenture, (b) all capitalized terms used herein which are not defined herein or in the Indenture and which are defined in the Origination Trust Agreement shall have the meanings attributed to them by the Origination Trust Agreement, (c) all references to words such as "herein", "hereof" and the like shall refer to this Transaction SUBI Supplement as a whole and not to any particular article or section within this Transaction SUBI Supplement, (d) the term "include" and all variations thereon shall mean "include without limitation", and (e) the term "or" shall include "and/or".

        Section 10.2 Third-Party Beneficiaries.

        The holder and pledgees of the Transaction SUBI Certificate (including the Issuer and the Indenture Trustee), and their respective successors, permitted assigns and pledgees are third-party beneficiaries of the Origination Trust Agreement and this Transaction SUBI Supplement, insofar as they apply to the Transaction SUBI.

                                     PART XI

                        CREATION OF THE TRANSACTION SUBI

        Section 11.1 Initial Creation of Transaction SUBI Portfolio and Transaction SUBI.

        (a) Pursuant to Section 4.2(a) of the Origination Trust Agreement, the Initial Beneficiary hereby directs the UTI Trustee to identify and allocate or cause to be identified and allocated on the books and records of the Origination Trust a separate portfolio of SUBI Assets to be accounted for and held in trust independently from all other Origination Trust Assets consisting of those Units (each, a "Transaction SUBI Asset"), which shall include Leased Vehicles which are identified on Schedule 1 to this Transaction SUBI Supplement, the Transaction Leases relating thereto and all other Origination Trust Assets to the extent related thereto (other than cash which does not constitute Collections received on or after the Cut-Off Date). Based upon their identification and allocation by the Initial Beneficiary pursuant to such
Schedule 1, the UTI Trustee hereby identifies and allocates as Transaction SUBI Assets such portfolio of SUBI Assets to be held by the Origination Trust, as agent and nominee (and solely for the benefit of) the holder of the Transaction SUBI Certificate, each such SUBI Asset to be identified on the books and accounts of the Origination Trust as belonging exclusively to the Transaction SUBI Portfolio; provided that any Collections received on or prior to the Cut-Off Date for any such Transaction Unit identified on Schedule 1 shall not be allocated as Transaction SUBI Assets and shall not belong to the Transaction SUBI Portfolio.

        (b) Also pursuant to Section 4.2(a) of the Origination Trust Agreement, the UTI Trustee hereby creates a SUBI which shall be known as the "VW Credit Leasing Ltd. Transaction Special Unit of Beneficial Interest 2002-A Certificate" or "Transaction SUBI" and which shall represent an exclusive and specific 100% beneficial ownership interest solely in the Transaction SUBI Portfolio and those proceeds or assets derived from or earned by such Transaction SUBI Portfolio.

        (c) Pursuant to Section 4.2(d) of the Origination Trust Agreement (which requires each holder of a SUBI to appoint for such SUBI a trustee), VCI has appointed U.S. Bank National Association as the SUBI Trustee for the Transaction SUBI and the Transaction SUBI Portfolio.

        Section 11.2 Subsequent Removals From the Transaction SUBI Portfolio.

        (a) Upon compliance by VCI with the provisions of Section 2.3(c) of the SUBI Sale Agreement to repurchase the beneficial interest in any Transaction Unit, such Unit shall be identified on a schedule to the Servicer Certificate and reallocated from the Transaction SUBI to the Undivided Trust Interest on the Payment Date that such reallocation payment is made. Upon the Payment Date of any of the foregoing reallocations, the UTI Trustee and the SUBI Trustee will each make (or cause to be made) a notation in their respective records reflecting the reallocation of such Origination Trust Assets as of the time thereof.

        (b) Upon compliance by the Servicer with the provisions of Section 7.12 of the Transaction SUBI Servicing Supplement to purchase the beneficial interest in any Transaction Unit subject to a Postmaturity Term Extension, such Unit will be identified on a schedule to the Servicer Certificate and reallocated from the Transaction SUBI to the Undivided Trust Interest (if the Servicer is VCI) or to an Other SUBI designated by the Servicer (if the Servicer is not VCI) on the Payment Date that such reallocation payment is made. Upon the Payment Date of any of the foregoing reallocations, the SUBI Trustee and the UTI Trustee or Other SUBI Trustee, as applicable, will each make (or cause to be made) a notation in their respective records reflecting the reallocation of such Origination Trust Assets as of the time thereof.

        Section 11.3  Issuance and Form of Transaction SUBI Certificate.

        (a) The Transaction SUBI shall be represented by a Transaction SUBI Certificate which shall represent an exclusive 100% beneficial ownership interest in the Transaction SUBI and the Transaction SUBI Portfolio, as further set forth herein. The Transaction SUBI Certificate shall be substantially in the form of Exhibit A attached hereto, with such appropriate insertions, omissions, substitutions and other variations as are required by this Transaction SUBI Supplement and may have such letters, numbers or other marks of identification and such legends and endorsements placed thereon as may, consistently herewith and with the Origination Trust Agreement, be directed by the Initial Beneficiary. Any portion of the Transaction SUBI Certificate may be set forth on the reverse thereof. The Transaction SUBI Certificate shall be printed, lithographed, typewritten, mimeographed, photocopied or otherwise produced or may be produced in any other manner as may, consistently herewith and with the Origination Trust Agreement, be determined by the Initial Beneficiary.

        (b) As required by Section 4.2(b) of the Origination Trust Agreement, the Transaction SUBI Certificate shall contain an express written release and subordination of any claim by any holder thereof to any proceeds or assets of any Origination Trustee and to all of the Origination Trust Assets other than those from time to time included within the Transaction SUBI Portfolio.

        Section 11.4  Filings; Termination of Transaction SUBI; Related Matters.

        (a) The Settlor, the UTI Trustee and the SUBI Trustee will undertake all other and future actions and activities as may be required by the Servicer (pursuant to the Transaction SUBI Servicing Supplement) to perfect (or evidence) and confirm the foregoing identification and allocation of SUBI Assets to the Transaction SUBI Portfolio, including filing or causing to be filed UCC financing statements and executing and delivering all related filings, documents or writings as may be deemed reasonably necessary by the Servicer hereunder or under any of the Transaction Documents and as are presented to them in final execution form; provided, however, that in no event will the Settlor, the Servicer or any Origination Trustee be required to take any action to indicate any Person as lienholder or change the Person listed as owner on the Certificate of Title for any Leased Vehicle allocated to the Transaction SUBI Portfolio other than as provided in Section 11.4(c) below. The Settlor hereby irrevocably makes and appoints each of the SUBI Trustee and the Servicer, and any of their respective officers, employees or agents, as the true and lawful attorney-in-fact of the Settlor (which appointment is coupled with an interest and is irrevocable) with power to sign on behalf of the Settlor any security agreements, mortgages, assignments, affidavits, letters of authority, notices or similar documents necessary or appropriate to be executed or filed pursuant to this Section.

        (b) If all of the Transaction Units have been liquidated into cash and all of such cash shall have been distributed in accordance with the Transaction SUBI Servicing Supplement, then, at the direction of the holder of the Transaction SUBI Certificate, the Transaction SUBI shall be terminated and the Transaction SUBI Certificate shall be returned to the SUBI Trustee and canceled thereby.

        (c) Upon a written direction to the SUBI Trustee to revoke and terminate the Transaction SUBI by the holder of the Transaction SUBI Certificate, the SUBI Trustee shall (i) revoke the Transaction SUBI and (ii) promptly, at the expense of the holder of the Transaction SUBI Certificate, distribute the Transaction SUBI Assets to the holder of the Transaction SUBI Certificate; provided, however, that the Transaction SUBI shall not be subject to such revocation prior to the earlier of (A) the acceleration of the Notes under Section 5.2 of the Indenture following an Indenture Default or (B) payment in full of principal and accrued interest on the Notes.

        Section 11.5 Acceptance by SUBI Trustee.

        The SUBI Trustee shall have only the rights, powers and duties as set forth herein and in the Origination Trust Agreement with respect to the Transaction SUBI. In accordance with Section 3.1(d) of the Origination Trust Agreement, the SUBI Trustee hereby accepts its appointment as SUBI Trustee with respect to the Transaction SUBI hereunder and agrees to act as a trustee of the Origination Trust for the benefit of the holder or holders of each Transaction SUBI Certificate in accordance with the terms of this Transaction SUBI Supplement and the Origination Trust Agreement. Except to execute and deliver the Transaction Documents to which it is a party and to exercise and carry out or cause to be exercised and carried out the rights, duties and obligations of the SUBI Trustee hereunder and thereunder and except as otherwise authorized by the holder of the Transaction SUBI Certificate, the SUBI Trustee shall have no power, right, duty or authority to manage, control, possess, sell, lease, dispose of or in any other manner deal in or with the Transaction SUBI Certificate, the Transaction SUBI Portfolio or any Transaction SUBI Asset or any part thereof or interest therein at any time conveyed to or vested in or registered or otherwise standing in the name of the SUBI Trustee or the Origination Trust.

        Section 11.6 Representations and Warranties of SUBI Trustee.

        The SUBI Trustee hereby makes the following representations and warranties on which the Settlor and Initial Beneficiary, each of their permitted assignees and each holder of the Transaction SUBI Certificate may rely:

        (a) Organization and Good Standing. The SUBI Trustee is a national banking association, duly organized, validly existing and in good standing under the laws of the United States.

        (b) Power and Authority. The SUBI Trustee has full power, authority and right to execute, deliver and perform this Transaction SUBI Supplement and has taken all necessary action to authorize the execution, delivery and performance by it of this Transaction SUBI Supplement.

        (c) Due Execution. This Transaction SUBI Supplement has been duly executed and delivered by the SUBI Trustee, and this Transaction SUBI Supplement and the Origination Trust Agreement are legal, valid and binding instruments enforceable against the SUBI Trustee in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency and other similar laws relating to the enforcement of creditors' rights generally and to general principles of equity.

        (d) No Conflict. Neither the execution and delivery of this Transaction SUBI Supplement nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default (with notice or passage of time or both) under, any provision of any law, governmental rule, regulation, judgment, decree or order binding on the SUBI Trustee or the charter or bylaws of the SUBI Trustee or any provision of any mortgage, indenture, contract, agreement or other instrument to which the SUBI Trustee is a party or by which it is bound. No consent, approval or authorization of, or filing, registration or qualification with, or the giving of notice or the taking of any other action with respect to, any federal or Delaware state Governmental Authority is required on the part of the SUBI Trustee in connection with the execution, delivery and performance by the SUBI Trustee of the Origination Trust Agreement, the Servicing Agreement, the Transaction SUBI Servicing Supplement and this Transaction SUBI Supplement.

        (e) Location of Records. The office where the SUBI Trustee keeps its records concerning the transactions contemplated hereby is located at 400 North Michigan Avenue, Chicago, Illinois 60611.

                                    PART XII
                       ASSIGNMENT OF THE TRANSACTION SUBI

        Section 12.1  Assignment.

        The parties to this Transaction SUBI Supplement hereby acknowledge and consent to the mortgage, pledge, assignment and grant of a security interest by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders of all of the Issuer's rights hereunder. In addition, the parties to this Transaction SUBI Supplement hereby acknowledge and agree that for so long as the Notes are outstanding, the Indenture Trustee and the Issuer acting jointly will have the right to exercise all rights, remedies, powers, privileges and claims of the Issuer under this Transaction SUBI Supplement; provided, however, that after the occurrence of an Indenture Default, the Indenture Trustee alone will have the right to exercise such rights, remedies, powers, privileges and claims.

                                    PART XIII
                            MISCELLANEOUS PROVISIONS

        Section 13.1  Amendment, Etc.

        (a) Notwithstanding Section 9.1 of the Origination Trust Agreement, the Origination Trust Agreement, as supplemented by this Transaction SUBI Supplement, to the extent that it deals solely with the Transaction SUBI and the Transaction SUBI Portfolio, may be amended in accordance with this Section 13.1.

        (b) The Origination Trust Agreement (other than this Transaction SUBI Supplement) may be amended by the Initial Beneficiary, without the consent of any other Person, to cure any ambiguity or defect, to correct or supplement any provisions in the Origination Trust Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in the Origination Trust Agreement or of modifying in any manner the rights of the parties hereto; provided that such action shall not, as evidenced by an Opinion of Counsel delivered no later than ten (10) Business Days after the execution of any such amendment to the Transferor, the Owner Trustee, the Indenture Trustee, and the Origination Trustees, adversely affect the interests of the Transferor, the Noteholders, the Indenture Trustee or the Origination Trustees (as such and in their respective individual capacities).

        (c) This Transaction SUBI Supplement may be amended without the consent of the Noteholders or any other Person in any respect by the parties hereto including (without limitation) to cure any ambiguity, correct or supplement any provision in this Transaction SUBI Supplement, change in any manner or eliminate any of the provisions in this Transaction SUBI Supplement or modify the rights of the parties to this Transaction SUBI Supplement; provided that such amendment shall not, in the good faith judgment of the parties hereto, materially and adversely affect the interests of the Noteholders. Without limiting the foregoing, any term or provision of this Transaction SUBI Supplement may be amended by the parties hereto with the consent of the Indenture Trustee; provided that such amendment shall not, as evidenced by an Opinion of Counsel delivered to the Indenture Trustee, materially and adversely affect the interests of the Noteholders.

        (d) Notwithstanding anything herein to the contrary, any term or provision of this Transaction SUBI Supplement may be amended by the parties hereto without the consent of any of the Noteholders or any other Person to add, modify or eliminate such provisions as may be necessary or advisable in order to comply with or obtain more favorable treatment under any law or regulation or any accounting rule or principle; it being a condition to any such amendment that the Rating Agency Condition shall have been satisfied.

        (e) Prior to the execution of any such amendment, the Initial Beneficiary shall furnish at least ten (10) days' prior written notification (or, if ten (10) days' advance notice is impracticable, as much advance notice as is practicable) of the substance of such amendment (together with a copy of the related Opinion of Counsel, if any) to the Transferor, the Issuer, the Indenture Trustee and each Rating Agency; provided that the Initial Beneficiary shall have no obligation to furnish any Rating Agency with prior written notice of the substance of any amendment to the Origination Trust Agreement. No later than ten (10) Business Days after the execution of any such amendment, the Initial Beneficiary shall furnish a copy of such amendment to each Rating Agency, the Transferor, the Issuer and the Indenture Trustee.

        (f) Prior to the execution of any amendment to this Transaction SUBI Supplement, the Transferor, the Owner Trustee, the Indenture Trustee and the Origination Trustees shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by the Origination Trust Agreement or this Transaction SUBI Supplement and that all conditions precedent to the execution and delivery of such amendment have been satisfied.

        Section 13.2  Governing Law.

        THIS TRANSACTION SUBI SUPPLEMENT SHALL BE CREATED UNDER AND GOVERNED BY AND CONSTRUED UNDER THE INTERNAL LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS.

        Section 13.3  Notices.

        The notice provisions of Section 9.3 of the Origination Trust Agreement shall apply equally to this Transaction SUBI Supplement. All demands, notices and communications under this Transaction SUBI Supplement or the Origination Trust Agreement shall be in writing and shall be delivered or mailed by registered or certified first class United States mail, postage prepaid, return receipt requested, hand delivery, prepaid courier or telecopier, and (i) if to the SUBI Trustee, the UTI Trustee or the Administrative Trustee, addressed to:
U.S. Bank National Association, 400 North Michigan Avenue, 2nd Floor, Chicago, Illinois 60611, Attention: Corporate Trust Department; Facsimile: (312) 836-6701; (ii) if to the Delaware Trustee, addressed to: Wilmington Trust Company, 1100 North Market Street, Wilmington, Delaware 19890, Attention:
Corporate Trust Administration; Facsimile: (302) 651-8882; (iii) if to the Transferor, addressed to: Volkswagen Auto Lease Underwritten Funding, LLC, 3800 Hamlin Road, Auburn Hills, Michigan 48326, Attention: Treasurer; Facsimile:
(248) 754-5360; with a copy to: VW Credit, Inc., 3800 Hamlin Road, Auburn Hills, Michigan 48326, Attention: General Counsel; Facsimile: (248) 754-5360; (iv) if to the Issuer, addressed to: U.S. Bank Trust National Association, 400 North Michigan Avenue, 2nd Floor, Chicago, Illinois 600611, Attention Corporate Trust Department; Facsimile: (312) 836-6701; with a copy to: the Administrator, addressed to: VW Credit, Inc., 3800 Hamlin Road, Auburn Hills, Michigan 48326,
Attention: Treasurer; Facsimile: (248) 754-5360; and (v) if to the Indenture Trustee, addressed to: The Bank of New York, 101 Barclay Street, Floor 8 West, New York, New York 10286, Attention: Asset Backed Securities Unit; Facsimile:
(212) 815-2493, or at such other address as shall be designated by any such Person to the other parties hereto.

        Section 13.4  Severability of Provisions.

        If any one or more of the covenants, agreements, provisions or terms of this Transaction SUBI Supplement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Transaction SUBI Supplement and shall in no way affect the validity or enforceability of the other provisions of this Transaction SUBI Supplement or of the Transaction SUBI Certificate or the rights of the holder thereof. To the extent permitted by law, the parties hereto waive any provision of law that renders any provision of this Transaction SUBI Supplement invalid or unenforceable in any respect.

        Section 13.5 Effect of Transaction SUBI Supplement on Origination Trust Agreement and Transaction Documents.

        (a) Except as otherwise specifically provided herein: (i) the parties shall continue to be bound by all provisions of the Origination Trust Agreement; and (ii) the provisions set forth herein shall operate either as additions to or modifications of the obligations of the parties under the Origination Trust Agreement, as the context may require. In the event of any conflict between the provisions of this Transaction SUBI Supplement and the Origination Trust Agreement with respect to the Transaction SUBI, the provisions of this Transaction SUBI Supplement shall prevail.

        (b) For purposes of determining the parties' obligations under this Transaction SUBI Supplement with respect to the Transaction SUBI, general references in the Origination Trust Agreement to: (i) the SUBI Portfolio shall be deemed to refer more specifically to the Transaction SUBI Portfolio; (ii) the SUBI Supplement shall be deemed to refer more specifically to this Transaction SUBI Supplement; and (iii) the SUBI Servicing Agreement Supplement shall be deemed to refer more specifically to the Transaction SUBI Servicing Supplement.

        Section 13.6 Each SUBI Separate; Assignees of SUBI.

        Each party hereto acknowledges and agrees (and each holder or pledgee of the Transaction SUBI, by virtue of its acceptance of such Transaction SUBI or pledge thereof acknowledges and agrees) that (a) the Transaction SUBI is a separate series of the Origination Trust as provided in Section 3806(b)(2) of Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq.,
(b)(i) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Transaction SUBI or the Transaction SUBI Portfolio shall be enforceable against the Transaction SUBI Portfolio only and not against any Other SUBI Assets or the UTI Portfolio and (ii) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to any Other SUBI, any Other SUBI Portfolio, the UTI or the UTI Portfolio shall be enforceable against such Other SUBI Portfolio or the UTI Portfolio only, as applicable, and not against the Transaction SUBI or any Transaction SUBI Assets, (c) except to the extent required by law, UTI Assets or SUBI Assets with respect to any SUBI (other than the Transaction SUBI) shall not be subject to the claims, debts, liabilities, expenses or obligations arising from or with respect to the Transaction SUBI, in respect of such claim, (d)(i) no creditor or holder of a claim relating to the Transaction SUBI or the Transaction SUBI Portfolio shall be entitled to maintain any action against or recover any assets allocated to the UTI or the UTI Portfolio or any Other SUBI or the assets allocated thereto, and (ii) no creditor or holder of a claim relating to the UTI, the UTI Portfolio or any SUBI other than the Transaction SUBI or any SUBI Assets other than the Transaction SUBI Portfolio shall be entitled to maintain any action against or recover any assets allocated to the Transaction SUBI, and (e) any purchaser, assignee or pledgee of an interest in the Transaction SUBI or, the Transaction SUBI Certificate, must, prior to or contemporaneously with the grant of any such assignment, pledge or security interest, (i) give to the Origination Trust a non-petition covenant substantially similar to that set forth in Section 6.9 of the Origination Trust Agreement, and (ii) execute an agreement for the benefit of each holder, assignee or pledgee from time to time of the UTI or UTI Certificate and any Other SUBI or Other SUBI Certificate to release all claims to the assets of the Origination Trust allocated to the UTI and each Other SUBI Portfolio and, in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against the assets of the Origination Trust allocated to the UTI Portfolio and each Other SUBI Portfolio.

        Section 13.7  No Petition; Release of Claims.

        With respect to each Bankruptcy Remote Party, each party hereto (and each holder and pledgee of the Transaction SUBI, by virtue of its acceptance of such SUBI or pledge thereof) agrees that, prior to the date which is one year and one day after payment in full of all obligations under each Financing, (i) no party hereto shall authorize such Bankruptcy Remote Party to commence a voluntary winding-up or other voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to such Bankruptcy Remote Party or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking the appointment of an administrator, a trustee, receiver, liquidator, custodian or other similar official with respect to such Bankruptcy Remote Party or any substantial part of its property or to consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against such Bankruptcy Remote Party, or to make a general assignment for the benefit of any party hereto or any other creditor of such Bankruptcy Remote Party, and (ii) none of the parties hereto shall commence or join with any other Person in commencing any proceeding against such Bankruptcy Remote Party under any bankruptcy, reorganization, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction.

        Section 13.8  Tax Matters.

        Each of the Initial Beneficiary, the UTI Trustee, the Delaware Trustee, the SUBI Trustee and any holder or pledgee of the Transaction SUBI (including the Issuer and the Indenture Trustee, respectively) agree that for federal and state income tax purposes it shall not treat this Transaction SUBI Supplement as creating or constituting a trust, partnership, association taxable as a corporation or any other type of separate entity (and will report for such purposes in a consistent manner therewith). Instead, each of such parties agrees, and will consistently report, that for federal and state income tax purposes the Origination Trust holds the Transaction SUBI Portfolio and each asset therein as a mere agent of the Issuer. Each such party further agrees that the Origination Trust is acting as holder of record title to the Transaction SUBI Portfolio, including the Transaction Vehicles, solely for the benefit of, and as agent and nominee of, the Issuer, and shall not hold itself out or act in a manner inconsistent with it acting merely as agent and nominee.

        Section 13.9 ENTIRE AGREEMENT.

        THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS EXECUTED AND DELIVERED IN CONNECTION HEREWITH REPRESENT THE FINAL

AGREEMENT BETWEEN THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

        Section 13.10 Submission to Jurisdiction.

        Each of the parties hereto hereby irrevocably and unconditionally:

        (a) submits for itself and its property in any legal action or proceeding relating to this Agreement or any documents executed and delivered in connection herewith, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

        (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

        (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address determined in accordance with Section 13.3 of this Transaction SUBI Supplement; and

        (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

                            [SIGNATURES ON NEXT PAGE]

        IN WITNESS WHEREOF, the parties hereto have caused this Transaction SUBI Supplement to be duly executed by their respective officers as of the day and year first above written.

                                         VW CREDIT, INC.,
                                         as Settlor and Initial Beneficiary

                                         By:_________________________________
                                         Name:_______________________________
                                         Title:______________________________


                                         By:_________________________________
                                         Name:_______________________________
                                         Title:______________________________


                                         U.S. BANK NATIONAL ASSOCIATION,


                                         as Administrative Trustee, UTI Trustee
                                         and SUBI Trustee

                                         By:_________________________________
                                         Name:_______________________________
                                         Title:______________________________

                                                                      SCHEDULE 1
                                                     Transaction SUBI Supplement
                                                                          2002-A

                        DESCRIPTION OF TRANSACTION UNITS
               [delivered electronically to the Indenture Trustee]

                                                                       EXHIBIT A

                      FORM OF TRANSACTION SUBI CERTIFICATE

                             VW CREDIT LEASING, LTD.

       TRANSACTION SPECIAL UNIT OF BENEFICIAL INTEREST 2002-A CERTIFICATE

        evidencing an exclusive undivided 100% beneficial ownership interest in all Transaction SUBI Assets (as defined below).

        (This Certificate does not represent an obligation of, or an interest in, VW Credit, Inc. or any of its affiliates (other than the Origination Trust (as defined below)).)

Number Transaction SUBI-2002-A-[  ]

        THIS CERTIFIES THAT ______________________________________ is the
registered owner of a 100% nonassessable, fully-paid, exclusive undivided interest in the Transaction SUBI Portfolio (such interest, a "Transaction SUBI") of VW Credit Leasing, Ltd., a Delaware statutory trust (the "Origination Trust") formed by VW Credit, Inc., a Delaware corporation, as settlor ("VCI" or, in its capacity as settlor thereunder, and, together with any successor or assign, the "Settlor"), Wilmington Trust Company, a Delaware banking corporation, as Delaware trustee (the "Delaware Trustee"), and U.S. Bank National Association (f/k/a U.S. Bank Trust National Association), as administrative trustee (the "Administrative Trustee") and UTI trustee (the "UTI Trustee"). The Origination Trust was created pursuant to a Trust Agreement dated as of June 2, 1999 (as modified, supplemented, or amended from time to time, the "Agreement") among VCI as the Settlor and as the sole initial beneficiary (in such capacity, and, together with any successor or permitted assign, the "Initial Beneficiary"), the UTI Trustee, the Administrative Trustee and the Delaware Trustee, as supplemented for purposes hereof by that certain Transaction SUBI Supplement 2002-A to Origination Trust Agreement dated as of November [ ], 2002 (as amended, modified or supplemented from time to time, the "Transaction SUBI Supplement") among the Settlor, the Initial Beneficiary, the UTI Trustee, the Administrative Trustee and U.S. Bank National Association, as the SUBI Trustee. To the extent not otherwise defined herein, the capitalized terms herein have the meanings set forth in the Agreement.

        This Certificate is the duly authorized certificate issued under the Agreement and the Transaction SUBI Supplement dated even date herewith and designated as "VW Credit Leasing, Ltd. Transaction Special Unit of Beneficial Interest 2002-A Certificate" (the "Transaction SUBI Certificate"). This Transaction SUBI Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Transaction SUBI Supplement, to which Agreement the holder of this Transaction SUBI Certificate by virtue of the acceptance hereof assents and by which such holder is bound. Also to be issued under the Agreement are various other series of Certificates, the first designated as "VW Credit Leasing, Ltd. Undivided Trust Interest Certificates" (the "Undivided Trust Interest Certificates"), and the others each designated as "VW Credit Leasing, Ltd. Special Unit of Beneficial Interest Certificates" (the "SUBI Certificates" and, together with the Undivided Trust Interest Certificates, the "Certificates").

The Undivided Trust Interest Certificates, taken together, evidence an exclusive undivided interest in the assets of the Origination Trust, other than SUBI Assets (each as defined in the Agreement); each other series of SUBI Certificates, taken together, will evidence an exclusive undivided interest in a separate SUBI Portfolio other than the Transaction SUBI Portfolio.

        The Certificates do not represent an obligation of, or an interest in, the Settlor, any Origination Trustee or any of their respective affiliates (other than the Origination Trust). A copy of the Agreement may be examined during normal business hours at the principal office of the Settlor or any Origination Trustee, and at such other places, if any, designated by the Settlor or any Origination Trustee, by the holder hereof upon request.

        By accepting this Certificate, the holder hereof releases (or fully subordinates, but only to the extent such release is not given effect) any claim in respect of this Certificate to any proceeds or assets of the Origination Trust and to all of the assets of the Origination Trust other than those from time to time included within the Transaction SUBI Portfolio (the "Transaction SUBI Assets") and those proceeds or assets derived from or earned by the Transaction SUBI Assets.

        Prior to due presentation of this Certificate for registration of a permitted transfer, the Origination Trustee, the certificate registrar and any of their respective agents may treat the person or entity in whose name this Certificate is registered as the owner hereof for the purpose of receiving distributions and for all other purposes, and, except as provided for in the Agreement, neither the Origination Trustee, the certificate registrar nor any such agent shall be affected by any notice to the contrary.

        The holder of this Certificate covenants and agrees that prior to the date which is one year and one day after the date upon which all obligations under each Financing have been paid in full, it will not institute against, or join any other Person in instituting against, the Origination Trust, the Initial Beneficiary, any Special Purpose Entity, or any general partner of any Special Purpose Entity that is a partnership, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law.

        No bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy, insolvency or similar law shall be instituted by the Origination Trust without the unanimous consent of all Origination Trustees and Certificateholders hereunder. A SUBI Trustee shall not so consent unless directed to do so by the holder of the applicable SUBI, and the Delaware Trustee shall not so consent unless directed to do so by all of the Certificateholders.

        Unless this Certificate shall have been executed by an authorized officer of the Origination Trustee, by manual signature, this Certificate shall not entitle the holder hereof to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS WHEREOF, the Administrative Trustee and the SUBI Trustee on behalf of the Origination Trust and not in their individual capacities have caused this Transaction SUBI Certificate to be duly executed.

Dated:                     VW CREDIT LEASING, LTD.


                           By:    U.S. BANK NATIONAL ASSOCIATION,
                                  not in its individual capacity but solely as
                                  Administrative Trustee and SUBI Trustee

                           By:
                                  -----------------------------------------
                                  Authorized Officer